UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2006
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-28298	94-3154463
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 597-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.
     On June 12, 2006, Onyx Pharmaceuticals, Inc., or Onyx, announced the appointment of Laura A. Brege to serve as its executive vice president and chief business officer. On May 19, 2006, Onyx and Ms. Brege entered into an employment agreement, pursuant to which Ms. Brege will receive a base salary of $375,000 per annum. Additionally, Ms. Brege will receive a sign-on bonus of $50,000, and be eligible to receive a bonus of up to an additional $81,250 for 2006 if target bonus objectives are achieved. Ms. Brege will be eligible for a one-time relocation payment of $150,000. On June 12, 2006, Ms. Brege was granted an option to purchase 275,000 shares of Onyx common stock at a price per share of $15.44, subject to standard vesting. For the complete terms of Ms. Brege’s employment agreement, please read the full text of the agreement, which is attached hereto as Exhibit 10.34, and which is incorporated herein by reference.
SECTION 5—CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02     Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officer.
     On May 15, 2006, the Board of Directors of Onyx approved the appointment of Laura A. Brege as Onyx’s Executive Vice President and Chief Business Officer. Ms. Brege’s first day of employment with Onyx was June 12, 2006.
     Prior to being named Executive Vice President and Chief Business Officer, Ms. Brege, age 48, has served as a General Partner at Red Rock Management, a venture capital firm specializing in early stage financing for technology companies, since 1999. From 1991 to 1999, Ms. Brege served as the Senior Vice President, Chief Financial Officer for COR Therapeutics, Inc., a biotechnology company. Prior to joining COR Therapeutics Ms. Brege served in various financial roles at Flextronics, Inc. and The Cooper Companies. Ms. Brege holds an MBA from University of Chicago and a B.A. in Government and a B.S. in Economics from Honors Tutorial College, Ohio University.
     The terms of Ms. Brege’s employment arrangement as Executive Vice President and Chief Business Officer are described above under Item 1.01 of this Current Report on Form 8-K, and are incorporated by reference into this Item 5.02.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

Exhibit Number	Description

10.34	Letter Agreement between Laura A. Brege and Onyx Pharmaceuticals Inc., dated May 19, 2006.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX PHARMACEUTICALS, INC.
Dated: June 12, 2006	By:	/s/ Gregory W. Schafer
Gregory W. Schafer
Acting Chief Financial Officer

EXHIBIT INDEX

Number	Description

10.34	Letter Agreement between Laura A. Brege and Onyx Pharmaceuticals Inc., dated May 19, 2006.